SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2005

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 3, 2005, filed on July 7, 2005, formatted in Extensible Business Reporting Language (“XBRL”): (i) the Condensed Consolidated Balance Sheets at June 3, 2005 and December 3, 2004, (ii) the Condensed Consolidated Statements of Income for the three and six months ended June 3, 2005 and June 4, 2004 and (iii) the Condensed Consolidated Statements of Cash Flows for the six months ended June 3, 2005 and June 4, 2004. The financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of the Registrant. The purpose of submitting these XBRL documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

The information in this Form 8-K and the Exhibit 100 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)          Exhibits

100          The following materials from the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 3, 2005, filed on July 7, 2005, formatted in Extensible Business Reporting Language (“XBRL”): (i) the Condensed Consolidated Balance Sheets at June 3, 2005 and December 3, 2004, (ii) the Condensed Consolidated Statements of Income for the three and six months ended June 3, 2005 and June 4, 2004 and (iii) the Condensed Consolidated Statements of Cash Flows for the six months ended June 3, 2005 and June 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: August 18, 2005	By:	/s/ MURRAY J. DEMO
Murray J. Demo
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
100.INS	XBRL Instance
100.SCH	XBRL Taxonomy Extension Schema
100.CAL	XBRL Taxonomy Extension Calculation Linkbase
100.LAB	XBRL Taxonomy Extension Labels Linkbase
100.PRE	XBRL Taxonomy Extension Presentation Linkbase